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                          EXPENSE LIMITATION AGREEMENT

This EXPENSE LIMITATION AGREEMENT (the "Agreement") is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and MassMutual Premier Funds, a Massachusetts business trust (the "Trust"), effective as of the 29th day of October, 2004.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended;

WHEREAS, The MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected Bond Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Enhanced Index Value Fund, MassMutual Premier Enhanced Index Core Equity Fund, MassMutual Premier Enhanced Index Growth Fund, MassMutual Premier Core Growth Fund, MassMutual Premier Small Capitalization Value Fund, MassMutual Premier Small Company Opportunities Fund, and MassMutual Premier International Equity Fund are each a series of the Trust (together, the "Funds");

WHEREAS, the Manager is an investment adviser registered with the Securities and Exchange Commission as such under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Trust has appointed the Manager as its investment manager for the Funds and the Manager has agreed to act in such capacity upon the terms set forth in the relevant Investment Management Agreement;

NOW THEREFORE, the Trust and the Manager hereby agree as follows:

1.   Expense Limitation

The Manager agrees to expense waivers and/or cap the fees and expenses (other than extraordinary litigation and legal expenses, or other nonrecurring or unusual expenses) of the Funds at the amounts listed below through March 1, 2006.

MassMutual Premier Money Market Fund

Class                                  Expense Cap   Waiver
-----                                  -----------   ------
N...................................      1.07%       0.18%
A...................................      0.77%       0.18%
L...................................      0.52%       0.18%
Y...................................      0.55%
S...................................      0.45%

MassMutual Premier Short-Duration Bond Fund

Class                                  Expense Cap   Waiver
-----                                  -----------   ------
N...................................      1.22%       0.07%
A...................................      0.92%       0.07%
L...................................      0.67%       0.07%
Y...................................      0.59%
S...................................      0.54%

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MassMutual Premier Inflation-Protected Bond Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.38%
A...................................      1.08%
L...................................      0.83%
Y...................................      0.68%
S...................................      0.58%

MassMutual Premier Core Bond Fund

Class                                  Expense Cap   Waiver
-----                                  -----------   ------
N...................................      1.28%       0.08%
A...................................      0.96%       0.08%
L...................................      0.71%       0.08%
Y...................................      0.64%
S...................................      0.59%

MassMutual Premier Diversified Bond Fund

Class                                  Expense Cap   Waiver
-----                                  -----------   ------
N...................................      1.29%       0.15%
A...................................      0.99%       0.15%
L...................................      0.75%       0.15%
Y...................................      0.74%
S...................................      0.69%

MassMutual Premier High Yield Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.45%
A...................................      1.15%
L...................................      0.90%
Y...................................      0.75%
S...................................      0.70%

MassMutual Premier Balanced Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.47%
A...................................      1.16%
L...................................      0.91%
Y...................................      0.76%
S...................................      0.60%

MassMutual Premier Value Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.40%
A...................................      1.09%
L...................................      0.80%
Y...................................      0.69%
S...................................      0.59%

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MassMutual Premier Enhanced Index Value Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.40%
A...................................      1.09%
L...................................      0.84%
Y...................................      0.69%
S...................................      0.59%

MassMutual Premier Enhanced Index Core Equity Fund

Class                                  Expense Cap   Waiver
-----                                  -----------   ------
N...................................      1.40%       0.05%
A...................................      1.09%       0.06%
L...................................      0.84%       0.06%
Y...................................      0.69%       0.06%
S...................................      0.59%       0.11%

MassMutual Premier Enhanced Index Growth Fund

Class                                  Expense Cap   Waiver
-----                                  -----------   ------
N...................................      1.40%       0.05%
A...................................      1.09%       0.06%
L...................................      0.84%       0.06%
Y...................................      0.69%       0.06%
S...................................      0.59%       0.11%

MassMutual Premier Core Growth Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.50%
A...................................      1.20%
L...................................      0.95%
Y...................................      0.80%
S...................................      0.75%

MassMutual Premier Small Capitalization Value Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.60%
A...................................      1.30%
L...................................      1.05%
Y...................................      0.90%
S...................................      0.85%

MassMutual Premier Small Company Opportunities Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.49%
A...................................      1.14%
L...................................      0.89%
Y...................................      0.79%

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S...................................      0.69%       0.01%

MassMutual Premier International Equity Fund

Class                                  Expense Cap
-----                                  -----------
N...................................      1.82%
A...................................      1.52%
L...................................      1.27%
Y...................................      1.12%
S...................................      1.09%

This Agreement cannot be terminated unilaterally by the Manager.

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IN WITNESS WHEREOF, the Trust and the Manager have caused this Agreement to be executed on the 29th day of October 2004.

                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By:
                                            ------------------------------------
                                            James S. Collins,
                                            Vice President and Actuary

                                        MassMutual Premier Funds
                                        on behalf of each of the Funds


                                        By:
                                            ------------------------------------
                                            Kevin M. McClintock, President